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                                                                    EXHIBIT 10.8

                              AMENDMENT NUMBER TWO
                                       TO
                           CHANGE IN CONTROL AGREEMENT
                                  (VERSION TWO)

                  This Amendment Number One is made to the Change in Control Agreement by and between Post Properties, Inc., or "Post", and _____________________, or "Executive";

                  WHEREAS, Post and Executive previously entered into a Change in Control Agreement; and

                  WHEREAS, Post and Executive desire to adopt this Amendment Number Two to amend Executive's Change in Control Agreement;

                  NOW, THEREFORE, Post and Executive hereby agree as follows:

                                   Section 1.

                  Section 2(a)(1) shall be amended to read as follows:

                           "(1)     If there is a Change in Control and either
                  (a) Post during Executive's Protection Period terminates Executive's employment without Cause, (b) Executive during Executive's Protection Period resigns for Good Reason or (c) Executive resigns for any reason whatsoever or for no reason whatsoever at any time during the 90 day period which starts on the first anniversary of the Effective Date, then"

                                      Section 2.

                  Section 2(a)(3) shall be amended to read as follows:

                           "(3)     (a) Each outstanding stock option granted to
                  Executive by Post shall (notwithstanding the terms under which such option was granted) become fully vested and exercisable on the date Executive's employment so terminates and shall (notwithstanding the terms under which such option was granted) remain exercisable for the remaining term of each such option (as determined as if there had been no such termination of Executive's employment) subject to the same terms and conditions as if Executive had remained employed by Post or a Post Affiliate for such term (other than any term or condition which gives Post the right to cancel any such option) and (b) any restrictions on any outstanding restricted stock grants to Executive by Post immediately shall (notwithstanding the terms under which such grant was made) expire and Executive's right to such stock shall be non-forfeitable;"

                                   Section 3.

                  This Amendment Number Two shall be effective as of June 1,
2003.

                                   Section 4.

                  This Amendment Number Two may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment Number Two.

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                  IN WITNESS WHEREOF, Post and Executive have executed this
Amendment Number One to Executive's Change in Control Agreement this ____ day of ____, 2003.

                                              POST PROPERTIES, INC.

                                              BY: ______________________________

                                              EXECUTIVE

                                              __________________________________

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SCHEDULE: EXECUTIVE OFFICERS WITH VERSION TWO AMENDMENT NO. 2 TO CHANGE IN
CONTROL AGREEMENTS

Sherry W. Cohen
John B. Mears

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